GUGGENHEIM ENHANCED EQUITY STRATEGY FUND

2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 26, 2012

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of Guggenheim Enhanced Equity Strategy Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, April 26, 2012, at 11:00 a.m. Central time. The Annual Meeting is being held for the following purposes:

1.
To elect the Trustee nominees named in the accompanying proxy statement, Mr. Roman Friedrich III and Mr. Ronald A. Nyberg, as Class II Trustees to serve until the Fund’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD LISTED IN THE ACCOMPANYING PROXY STATEMENT.

The Board has fixed the close of business on February 17, 2012, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted.

Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

Kevin M. Robinson
    Chief Executive Officer

Lisle, Illinois
March 23, 2012

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

GUGGENHEIM ENHANCED EQUITY STRATEGY FUND

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 26, 2012

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of Guggenheim Enhanced Equity Strategy Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Thursday, April 26, 2012, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on April 26, 2012, at 11:00 a.m. Central time.

This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number, (800) 345-7999.

The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders to any shareholder upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 345-7999.

The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund’s shareholders on or about March 23, 2012.

•	Why is a shareholder meeting being held?

The Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”) and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposals will be voted on at the Annual Meeting?

To elect the Trustee nominees named in this Proxy Statement, Mr. Roman Friedrich III and Mr. Ronald A. Nyberg, as Class II Trustees to serve until the Fund’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Thursday, April 26, 2012, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

•	How does the Board recommend that shareholders vote on the Proposal?

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” each of the nominees of the Board.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on February 17, 2012 (the “Record Date”), are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Fund at (800) 345-7999 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares of the Fund were outstanding as of the Record Date?

At the close of business on the Record Date, the Fund had 4,993,991 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

The rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect Mr. Roman Friedrich III and Mr. Ronald A. Nyberg, as Class II Trustees.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees, as follows:

Class I Trustee	Class II Trustees	Class III Trustees
Randall C. Barnes	Roman Friedrich III	Robert B. Karn III
	Ronald A. Nyberg	Ronald E. Toupin, Jr.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his respective Class or until his respective successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each Trustee nominee has consented to serve as a Trustee of the Fund if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. Independent Trustees are those who are not interested persons of the Fund, the Fund’s investment adviser, Guggenheim Funds Investment Advisors, LLC (the “Adviser”) or the Fund’s sub-adviser, Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”), and comply with the definition of “independent” (as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended) (the “Independent Trustees”).

The Fund is part of a fund complex that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates (referred to herein as the “Fund Complex”). The Fund Complex is composed of 15 closed-end funds, including the Fund, and 43 exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees. Each Trustee also serve as trustees of other funds in the Fund Complex.

		Term of		Number of	Other
		Office(2)		Portfolios	Directorships
		and		in Fund	held by Trustee
Name,	Position(s)	Length		Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES:
Randall C. Barnes	Trustee	Trustee	Private Investor (2001-Present).	54	None.
Year of birth: 1951		since 2010	Formerly, Senior Vice President
& Treasurer PepsiCo, Inc.
(1993-1997), President, Pizza Hut
International (1991-1993) and Senior
Vice President, Strategic Planning and
New Business Development, PepsiCo,
Inc. (1987-1990).

Roman Friedrich III Trustee		Trustee	Founder and President of Roman Friedrich	49	Director, Zincore
Year of Birth: 1946		since 2003	& Company, Ltd. a mining and metals		Metals Inc.
			investment bank (1998-present). Formerly,		(2009-present);
			Senior Managing Director of MLV & Co.,		Windstorm
			LLC, an investment bank and institutional		Resources Inc.
			broker-dealer specializing in capital		(2011-present)
			intensive industries such as energy,		and Axiom Gold
			metals and mining (2010-2011).		& Silver Corp.
(2011-present).
Previously,
director of
Stratagold
Corporation
(2003-2009);
Gateway Gold
Corp. (2004-
2008) and GFM
Resources Ltd.
(2005-2010).

Robert B. Karn III	Trustee	Trustee	Consultant (1998-present). Previously,	49	Director of
Year of birth: 1942		since 2010	Managing Partner, Financial and Economic		Peabody Energy
			Consulting, St. Louis office of Arthur		Company
			Andersen, LLP (1965-1998).		(2003 to present),
GP Natural
Resource Partners
LLC (2002 to
present).

Ronald A. Nyberg	Trustee	Trustee	Partner of Nyberg & Cassioppi, LLC, a law	56	None.
Year of birth: 1953		since 2003	firm specializing in Corporate Law, Estate
Planning and Business Transactions
(2000-present). Formerly, Executive Vice
President, General Counsel and Corporate
Secretary of Van Kampen Investments (1982-1999).

Ronald E.	Trustee	Trustee	Portfolio Consultant (2010-present). Formerly,	53	Trustee, Bennett
Toupin, Jr.		since 2003	Vice President, Manager and Portfolio Manager		Group of Funds
Year of birth: 1958			of Nuveen Asset Management (1998-1999), Vice		(2011-present)
President of Nuveen Investment Advisory Corp.
(1992-1999), Vice President and Manager of
Nuveen Unit Investment Trusts (1991-1999) and
Assistant Vice President and Portfolio Manager of
Nuveen Unit Investment Trusts (1988-1999), each
of John Nuveen & Company, Inc. (1982-1999).

(1)	The business address of each Trustee is 2455 Corporate West Drive, Lisle, Illinois 60532.
(2)	Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.”

Trustee Qualifications

The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of the date hereof, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act.

Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since 2010 and other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and as a member of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience. Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Roman Friedrich III. Mr. Friedrich has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee and as chairman of the Contracts Review Committee, his service on other public company boards, his experience as Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer; his experience as founder and President of Roman Friedrich & Company, a financial advisory firm; and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III. Mr. Karn has served as a Trustee of the Fund since 2010 and other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the

Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee also now has considerable familiarity with the Fund, the Adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund and/or other funds in the Fund Complex.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees. The Fund officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.

Term of
Office(2) and
Name,		Length
Address(1)		of Time	Principal Occupation During
and Age	Title	Served	the Past Five Years
Kevin M. Robinson	Chief	Since 2008	Senior Managing Director, General Counsel
Year of birth: 1959	Executive		and Corporate Secretary of Guggenheim Funds
	Officer		Investment Advisors, LLC, Guggenheim Funds
	and		Distributors, LLC & Guggenheim Funds
	Chief		Services, LLC (2007-present); Chief Executive
	Legal		Officer and Chief Legal Officer of certain
	Officer		funds in the Fund Complex. Formerly,
Associate General Counsel of NYSE Euronext,
Inc. (2000-2007). Formerly, Archipelago
Holdings, Inc. Senior Managing Director and
Associate General Counsel of ABN Amro Inc.
(1997-2000). Formerly, Senior Counsel in the
Enforcement Division of the U.S. Securities
and Exchange Commission (1989-1997).

Bruce Saxon	Chief	Since 2006	Vice President, Fund Compliance Officer of
Year of birth: 1957	Compliance		Guggenheim Funds Services, LLC
	Officer		(2006-present). Chief Compliance Officer of
certain funds in the Fund Complex. Chief
Compliance Officer/Assistant Secretary of
Harris Investment Management, Inc. (2003-
2006). Director-Compliance of Harrisdirect
LLC (1999-2003).

John Sullivan	Chief	Since 2010	Senior Managing Director of Guggenheim
Year of birth: 1955	Financial		Funds Investment Advisors, LLC and
	Officer,		Guggenheim Funds Distributors, LLC
	Chief		(2010-present). Chief Financial Officer, Chief
	Accounting		Accounting Officer and Treasurer of certain
	Officer and		funds in the Fund Complex. Formerly, Chief
	Treasurer		Compliance Officer, Van Kampen Funds
(2004-2010). Head of Fund Accounting,
Morgan Stanley Investment Management
(2002-2004). Chief Financial Officer,
Treasurer, Van Kampen Funds (1996-2004).

Term of
Office(2) and
Name,		Length
Address(1)		of Time	Principal Occupation During
and Age	Title	Served	the Past Five Years
Mark E. Mathiasen	Secretary	Since 2008	Director, Associate General Counsel of
Year of birth: 1978			Guggenheim Funds Services, LLC (2007-
present). Secretary of certain funds in the Fund
Complex. Previously, Law Clerk, Idaho State
Courts (2003-2006).

James Howley	Assistant	Since 2007	Vice President, Fund Administration of
Year of birth: 1972	Treasurer		Guggenheim Funds Distributors, LLC (2004-
present). Assistant Treasurer of certain funds in
the Fund Complex. Previously, Manager,
Mutual Fund Administration of Van Kampen
Investments, Inc. (1996-2004).

Derek Maltbie	Assistant	Since 2011	Assistant Vice President, Fund Administration
Year of birth: 1972	Treasurer		of Guggenheim Funds Investment Advisors,
LLC (2005-present). Assistant Treasurer of
certain funds in the Fund Complex. Supervisor,
Mutual Fund Administration of Van Kampen
Investments, Inc. (1995-2005).

Donald P. Swade	Assistant	Since 2008	Vice President, Fund Administration of
Year of birth: 1972	Treasurer		Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, LLC
(2006-present). Assistant Treasurer of certain
funds in the Fund Complex. Formerly,
Manager-Mutual Fund Financial
Administration for Morgan Stanley/Van
Kampen Investments (2003-2006).

Mark J. Furjanic	Assistant	Since 2008	Vice President, Fund Administration-Tax of
Year of birth: 1959	Treasurer		Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, LLC
(2005-present); Assistant Treasurer of certain
funds in the Fund Complex. Formerly, Senior
Manager for Ernst & Young LLP (1999-2005).

Stevens T. Kelly	Assistant	Since 2012	Assistant General Counsel of Guggenheim
Year of birth: 1982	Secretary		Funds Services, LLC (2011 to present).
Assistant Secretary of certain funds in the Fund
Complex. Previously, associate at K&L Gates
LLP (2008-2011). J.D., University of
Wisconsin Law School (2005-2008).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed an Independent Trustee as chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established certain committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure is appropriate in light of the characteristics and circumstances of the Fund.

Board Committees

The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Executive Committee, the Audit Committee, the Nominating and Governance Committee, and the Contracts Review Committee.

Executive Committee

Ronald A. Nyberg and Ronald E. Toupin, Jr., who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Audit Committee.

The Board has an Audit Committee, which is composed of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Karn serves as chairperson of the Audit Committee.

The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE listing standards.

The Audit Committee is governed by a written charter (the “Audit Committee Charter”). The Audit Committee Charter is not available on the Fund’s websites. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Audit Committee Charter is attached hereto as Appendix I.

The Audit Committee presents the following report on behalf of the Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee is governed by a written charter, the most recent version of which was (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is not available on the Fund’s websites. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Nominating and Governance Committee Charter is attached hereto as Appendix II.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, and (iii) periodically evaluates the effectiveness of the Board and committees of the Board.

In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a

Trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an “interested person” of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Fund as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.

The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund’s shareholders. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix A to the Nominating and Governance Committee Charter, which is attached as Appendix II hereto. Shareholder recommendations must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Contracts Review Committee

The Board has a Contracts Review Committee, which oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers. The Contracts Review Committee is composed of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Friedrich serves as chairperson of the Contracts Review Committee.

Board and Committee Meetings

During the Fund’s fiscal year ended October 31, 2011, the Board held four meetings, the Audit Committee held two meetings and the Nominating and Governance Committee held four meetings. The Contracts Review Committee was established by the Board as of November 29, 2011. Therefore no meetings of the Contracts Review Committee were held during the fiscal year ended October 31, 2011.

Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the portion of the Fund’s fiscal year ended October 31, 2011, during which he was a trustee of the Fund. It is the Fund’s policy to encourage Trustees to attend annual shareholders’ meetings.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board requires officers of the Fund to report to the Board and its committees on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Communications

Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

As of February 17, 2012, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee as specified below:

			Aggregate Dollar
		Shares of	Range of Equity
	Dollar Range of	the Fund	Securities Overseen
	Equity Securities	Beneficially	by Trustees in the
Name of Trustee	in the Fund	Owned	Fund Complex
Randall C. Barnes	None	None	Over $100,000
Roman Friedrich III	$1 - $10,000	40	$10,001 - $50,000
Robert B. Karn III	None	None	$10,001 - $50,000
Ronald A. Nyberg	$1 - $10,000	173	Over $100,000
Ronald E. Toupin, Jr.	$1 - $10,000	50	$1 - $10,000

As of February 17, 2012, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Trustee Compensation

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table sets forth the compensation paid to each Independent Trustee by the Fund during its most recently completed fiscal year and the total compensation paid to each Independent Trustee by the Fund Complex during the most recently completed calendar year ended December 31, 2011.

		Pension or
		Retirement
		Benefits	Estimated	Total
	Aggregate	Accrued as Part	Annual Benefits	Compensation
	Compensation	of Fund	Upon	From the Fund
Trustee	from the Fund	Expenses(1)	Retirement(1)	Complex(2)
Randall C. Barnes	$15,437	None	None	$294,000
Roman Friedrich III	$15,437	None	None	$128,875
Robert B. Karn III	$16,150	None	None	$142,750
Ronald A. Nyberg	$16,150	None	None	$363,750
Ronald E. Toupin, Jr.	$16,862	None	None	$303,000

(1)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date hereof.
(2)
The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2011. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Shareholder Approval

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation

The Board of the Fund unanimously recommends that shareholders vote “FOR” each of the nominees of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Quorum

The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date

The Board has fixed the close of business on February 17, 2012, as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Fund at (800) 345-7999 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The Fund will update certain data regarding the Fund, including performance data, on a monthly basis on its website at www.guggenheimfunds.com/gge. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

Adviser and Sub-Adviser

Guggenheim Funds Investment Advisors, LLC (the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC, acts as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Adviser. The Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

The Adviser is a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $125 billion of assets as of December 31, 2011. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”), an affiliate of Guggenheim Partners, acts as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement among the Fund, the Adviser, and the Sub-Adviser. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

Administrator

Guggenheim Funds Investment Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund’s administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund’s current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund annual financial statements were in the following amounts:

2011 Fiscal Year	2010 Fiscal Year
$27,000	$32,000

Audit-Related Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund’s registration statements, comfort letters and consents) were in the following amounts:

2011 Fiscal Year	2010 Fiscal Year
$0	$0

E&Y did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such fiscal years.

Tax Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) were in the following amounts:

2011 Fiscal Year	2010 Fiscal Year
$5,000	$7,000

E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such fiscal years.

All Other Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y for products and services, other than those services described above, were in the following amounts:

2011 Fiscal Year	2010 Fiscal Year
$0	$0

Aggregate Non-Audit Fees

For the Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund were in the following amounts:

2011 Fiscal Year	2010 Fiscal Year
$5,000	$7,000

Audit Committee’s Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which is attached as Appendix I hereto, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
    Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre- approval include the following:

Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
	o	Federal, state and local income tax compliance
	o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.
(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.
(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e) The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the Fund’s two most recently completed fiscal years.

None of the services described above for the Fund’s two most recently completed fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the Fund’s investment Adviser, and persons who beneficially own more than ten percent of the Fund’s Shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund’s fiscal year ended October 31, 2011, all filings applicable to such persons were completed and filed in a timely manner, except as follows: a Form 3 for Mr. B. Scott Minerd.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the 2013 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by November 23, 2012 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than December 27, 2012 and not later than January 25, 2013 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. The chairman of the Annual Meeting may also adjourn the Annual Meeting. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 26, 2012

This Proxy Statement is available on the Internet at www.proxyvote.com.

Appendix I

GUGGENHEIM FUNDS

AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements; (3) the independent auditors’ qualifications and independence; and (4) the performance of the Trust’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

•	Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust’s accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member’s audit committee service, service on the Trust’s Audit Committee, together with other audit committees within the Guggenheim fund complex, shall count as one public company.

III.  MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A.	Charter

Review this Charter, annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1. Review, annually, with Trust management and the independent auditors:

     (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

     (b) their separate evaluation of the adequacy and effectiveness of the Trust’s system of internal controls, including those of the Trust’s service providers.

     2. Review, with Trust management and the independent auditors:

     (a) the Trust’s plan related to the Trust’s systems for accounting, reporting and internal controls;

     (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

     (c) any significant audit findings or recommendations related to the Trust’s systems for accounting, reporting and internal controls and Trust management’s response.

     3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

     4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

C. Independent Auditors

     1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

     2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The categories of services to be reviewed and considered for pre-approval include the following:

      Audit Services

•	Annual financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations

•	Fund merger/reorganization support services

•	Other accounting related matters

•	Agreed upon procedures reports

•	Attestation reports

•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:

	o	Federal, state and local income tax compliance
	o	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax compliance, planning and advice services and related projects

     (b) The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

     (c) For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

     (d) For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

     (e) The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

     3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

     4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

     (a) the independent auditors’ internal quality-control procedures;

     (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

     (c) all relationships between the independent auditors and the Trust, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

     5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

     6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

     7. Review any management letter prepared by the independent auditors and Trust management’s response.

D. Financial Reporting Processes

1. If the Trust is a listed closed-end investment company,

     (a) Review with Trust management and the independent auditors, (i) the Trust’s audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such annual report to shareholders.

     (b) Review with Trust management and the independent auditors the Trust’s semi-annual financial statements and narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such semi-annual report to shareholders.

     (c) Review the Trust’s policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

     2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by PCAOB AU Section 380, including:

•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

•  the process used by Trust management in formulating estimatesand the independent auditors’ conclusions regarding the reasonableness of those estimates;

•  all significant adjustments arising from the audit, whether or not recorded by the Trust;

•  when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

•  any disagreements with Trust management regarding accounting or reporting matters;

•  any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

•  significant deficiencies in the design or operation of internal controls.

     3. The independent auditors shall report, within 90 days prior to the filing of the Trust’s annual financial statements with the SEC, to the Audit Committee:

 (a) all critical accounting policies and practices to be used;

     (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

     (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

     (d) all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

     4. Review, annually, with Trust management and the independent auditors, the Trust’s “disclosure controls and procedures” and the Trust’s “internal control over financial reporting” as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

     5. Review with Trust management a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management’s most recent evaluation of the Trust’s “disclosure controls and procedures” and “internal control over financial reporting.”

E. Process Improvements

Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

F. Legal and Compliance

     1. Review any legal or regulatory matters that arise that could have a material impact on the Trust’s financial statements.

     2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

     3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

G. Other Responsibilities

1. Review, annually, the performance of the Audit Committee.

     2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust’s proxy statement if the proxy statement relates to the election of Board members of the Trust.

     3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee’s judgment, that is appropriate.

     4. Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V. FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

BACKGROUND AND DEFINITIONS
FOR
AUDIT COMMITTEE CHARTER

     The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I. COMPOSITION

     An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

     If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II. RESPONSIBILITIES AND DUTIES

    A. Pre-Approval Not Required

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

     1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

     2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

     3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

     1. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

     2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

     3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     B. Control Affiliate

     As used in Section IV.C.3, “control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

     C. Prohibited Non-Audit Services

     Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution- in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

    D. Other Definitions

     “Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

     “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     “Internal control over financial reporting” is a process designed by, or under the supervision of, the Trust’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust’s Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

     1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

     2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

     3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust’s assets that could have a material effect on the financial statements.

     The report to be prepared by the Audit Committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by PCAOB UA Section 380, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

APPENDIX A

FUNDS THAT HAVE APPROVED THIS
AUDIT COMMITTEE CHARTER

Date of
Board
Fund	Approval
Claymore Exchange-Traded Funds Trust	2.14.12
Claymore Exchange-Traded Funds Trust 2	2.14.12
Fiduciary/Claymore MLP Opportunity Fund	2.14.12
Guggenheim Build America Bonds Managed Duration Trust	2.14.12
Guggenheim Enhanced Equity Income Fund	2.14.12
Guggenheim Enhanced Equity Strategy Fund	2.14.12
Guggenheim Equal Weight Enhanced Equity Income Fund	2.14.12
Guggenheim Strategic Opportunities Fund	2.14.12
Madison/Claymore Covered Call & Equity Strategy Fund	2.20.12
Managed Duration Investment Grade Municipal Fund*	2.21.12

* - Cutwater Investor Services Corp. is the Adviser to the Managed Duration Investment Grade Municipal Fund (“MZF”) and Guggenheim Funds Investment Advisors, LLC is the administrator. For MZF, when the term Adviser is used in this charter, it should be read to include Cutwater and Guggenheim.

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Appendix II

GUGGENHEIM FUNDS

Nominating and Governance Committee Charter

Purposes and Organization

     The purpose of Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of each of the registered investment companies listed in Appendix A hereto (the “Trust(s)”) is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1 The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.
(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.
(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.
(4)	To oversee the contract review process, including the review of the Trust’s investment advisory agreements and contracts with other affiliated service providers.

     The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

1
As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

II-1

Qualifications for Trustee Nominees

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an “interested person,” as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

II-2

Appendix A

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
Fiduciary/Claymore MLP Opportunity Fund
Guggenheim Build America Bonds Managed Duration Trust
Guggenheim Enhanced Equity Income Fund
Guggenheim Enhanced Equity Strategy Fund
Guggenheim Equal Weight Enhanced Equity Income Fund
Guggenheim Strategic Opportunities Fund
Madison/Claymore Covered Call & Equity Strategy Fund

IIA-1

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Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other

IIB-1

persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

IIB-2

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PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNEDAND DATED.		DETACH AND RETURN THIS PORTION ONLY

Guggenheim Enhanced Equity Strategy Fund

1.	Election of Trustees Class Il Nominee	For Against Abstain

	01) Roman Friedrich lll 02) Ronald A. Nyberg	0 0 0 0 0 0

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT www.proxyvote.com

<XXXXX>2

Solicited on behalf of the Board of Trustees
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND
Annual Meeting of Shareholders
April 26, 2012

The annual meeting of shareholders of Guggenheim Enhanced Equity Strategy Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Thursday, April 26, 2012, at 11:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Mark E. Mathiasen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.